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                                                                  EXHIBIT 10.14B



Second Amendment to Carrier Agreement dated September 9, 1996 between SmarTalk TeleServices, Inc. and MCI Telecommunications Corporation.*


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     *  Confidential treatment has been requested.  The copy filed as an exhibit omits information subject to the confidentiality request.